                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                  JUNE 3, 1996
                                (Date of Report)



                             CAPSURE HOLDINGS CORP.
             (Exact name of Registrant as specified in its charter)




                                     0-3565
                             (Commission File No.)






          DELAWARE                                        34-1010356
(State or other jurisdiction)                  (IRS Employer Identification No.)


TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                 60606
  (Address of principal executive offices)                (Zip code)




                                 (312) 879-1900
               (Registrant's telephone number, include area code)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On February 29, 1996, Capsure Holdings Corp., a Delaware corporation, ("Capsure," the "Company" or "Registrant"), through its wholly owned subsidiary, NI Acquisition Corp., a Texas corporation, ("Seller") entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Frontier Insurance Company, a New York corporation, ("Buyer") pursuant to which Buyer agreed to purchase all of the issued and outstanding shares of Common Stock and Preferred Stock (collectively, the "Shares") of United Capitol Holding Company, a Delaware corporation and wholly owned subsidiary of the Seller, ("UCHC") and its subsidiaries, United Capitol Insurance Company, United Capitol Managers, Inc. and Fischer Underwriting Group, Incorporated.

          On May 22, 1996 (the "Closing Date"), the sale of UCHC was completed. In accordance with the Stock Purchase Agreement, Buyer paid to Capsure on the Closing Date $30.9 million (the "Purchase Price") in cash in consideration of the sale of the Shares of UCHC. Prior to closing, UCHC released $49.8 million of excess statutory surplus by payment of a dividend to Capsure.

          The Stock Purchase Agreement provides that the Purchase Price is subject to adjustment for the difference, if any, between the post-closing adjusted surplus (as defined in the Stock Purchase Agreement) and the estimated adjusted surplus at closing. Such an adjustment to the Purchase Price will be determined after completion of a closing balance sheet and closing income statement. Such closing financial statements must be delivered by Seller to Buyer within 45 days of the Closing Date. Any unresolved dispute concerning a possible adjustment to the Purchase Price will be subject to binding arbitration.

          In the Stock Purchase Agreement, Capsure made various representations and warranties as to itself and UCHC, and has agreed to indemnify Buyer for any breaches thereof.

          On the Closing Date, Capsure entered into various agreements with Buyer pursuant to the Stock Purchase Agreement including non-competition and non-solicitation agreements.

          In conjunction with the sale of UCHC, Capsure entered into an amended and restated senior reducing revolving credit facility with a syndicate of banks led by Chemical Bank. The amendment to the facility reduced the commitment to $100 million from $135 million and permits an initial draw for a special dividend of up to $70 million. The remaining $30 million of availability may be used for additional dividends, stock repurchases, acquisitions, and for general corporate purposes. Transaction costs totaled approximately $0.5 million. The credit available under the facility reduces semi-annually commencing March 31, 1997 and expires March 31, 2003. Interest on borrowings under the facility varies based on leverage.

ITEM 5.   OTHER EVENTS

          On May 28, 1996, the Company announced that it has retained Smith Barney Inc. to advise and assist Capsure's Board of Directors in an assessment of the strategic options available to Capsure to enhance long-term value for its stockholders. Options being explored include recapitalization of Capsure by means of the payment of a leveraged, special dividend to stockholders and a possible sale or merger of Capsure or its subsidiaries. The Board of Directors has not reached any decision regarding the course of action or combination of actions.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a)   Financial Statements of Businesses Acquired

                 Not applicable.

           (b)   Pro Forma Financial Information

                 The following unaudited pro forma condensed consolidated financial statements are filed with this report:

 Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1996... Page F-1 Pro Forma Condensed Consolidated Statements of Income:
        Year Ended December 31, 1995 .................................. Page F-2
        Three Months Ended March 31, 1996.............................. Page F-3


                 The Pro Forma Condensed Consolidated Balance Sheet of Registrant as of March 31, 1996 reflects the financial position of Registrant after giving effect to the Disposition discussed in Item 2 and assumes the Disposition took place on March 31, 1996. The Pro Forma Condensed Consolidated Statements of Income for the fiscal year ended December 31, 1995 and the three months ended March 31, 1996 assume that the Disposition occurred on January 1, 1995 and are based on the operations of Registrant for the year ended December 31, 1995 and the three months ended March 31, 1996.

                 The unaudited pro forma condensed consolidated financial statements have been prepared by Registrant based upon assumptions deemed appropriate. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Registrant, or of the financial position or results of operations of Registrant that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that Registrant's financial statements will reflect the Disposition as of May 22, 1996, the Closing Date.

                 The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Registrant.

          (c)   Exhibits

                2.1  Stock Purchase Agreement, dated February 29,
                     1996, by and among Registrant, Seller and Buyer.

                2.2 Credit Agreement, dated March 29, 1994, as amended and restated as of May 22, 1996.

                99   Press Release issued by Registrant, dated May 28,
                     1996.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       CAPSURE HOLDINGS CORP.



                                  By:  /s/ John S. Heneghan
                                       -----------------------------
                                       John S. Heneghan
                                       Vice President and Controller







Dated:      June 3, 1996

                    CAPSURE HOLDINGS CORP. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1996
                                  (UNAUDITED)
                             (AMOUNTS IN THOUSANDS)



                                                                    Pro Forma
                                                                   Adjustments
                                                             -----------------------
                                               Historical     UCHC (a)       Other       Pro Forma
                                               ----------    --------     ----------     ---------
                ASSETS
Invested assets and cash:
 Fixed maturities, at fair value ..........     $ 201,485    $  76,194    $              $ 125,291
 Equity securities, at fair value .........        13,720           --                      13,720
 Short-term investments, at cost which
   approximates fair value ................        67,379       45,083      67,664 (b)      89,960
 Other investments, at fair value .........         3,275           --                       3,275
 Cash .....................................         4,089        2,726                       1,363
                                                ---------    ---------    --------       ---------
                                                  289,948      124,003      67,664         233,609

Deferred policy acquisition costs .........        28,570          459                      28,111
Reinsurance receivable ....................        40,645       33,269                       7,376
Intangible assets, net of amortization ....        15,289           --                      15,289
Excess cost over net assets acquired,
 net of amortization ......................        68,016        4,805                      63,211
Deferred income taxes, net of valuation
 allowance ................................        27,030        5,212                      21,818
Other assets ..............................        36,985       12,704                      24,281
                                                ---------    ---------    --------       ---------
                                                $ 506,483    $ 180,452    $ 67,664       $ 393,695
                                                =========    =========    ========       =========

             LIABILITIES
Reserves:
Unpaid losses and loss adjustment
 expenses.................................      $ 125,940    $  84,428    $              $  41,512
Unearned premiums ........................         82,385       12,405                      69,980
                                                ---------    ---------    --------       ---------
                                                  208,325       96,833                     111,492

Reinsurance payable .......................           701          701                          --
Long-term debt ............................         9,000           --      (9,000)(b)          --
Other liabilities .........................        27,115        6,254          --          20,861
                                                ---------    ---------    --------       ---------
 Total liabilities ........................       245,141      103,788      (9,000)        132,353

 Total stockholders' equity ...............       261,342       76,664      76,664         261,342
                                                ---------    ---------    --------       ---------
                                                $ 506,483    $ 180,452    $ 67,664       $ 393,695
                                                =========    =========    ========       =========


______________________________

(a)  To eliminate the assets and liabilities of UCHC as of March 31, 1996.
(b) The estimated net proceeds on the sale are expected to approximate the net assets of UCHC at March 31, 1996. The $76.7 million in net proceeds from the sale of UCHC are invested in short-term investments after retiring $9.0 million of outstanding long-term debt.

                    CAPSURE HOLDINGS CORP. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                               Pro Forma
                                                              Adjustments
                                                          --------------------
                                              Historical  UCHC (a)     Other    Pro Forma
                                              ----------  ---------  ---------  ---------
Revenues:
 Net earned premiums .......................   $ 98,692   $ 13,709   $          $ 84,983
 Net investment income .....................     20,471      9,257    4,196(b)    15,410
 Net investment gains (losses) .............     (1,653)    (1,030)                 (623)
 Other income ..............................          6         --                     6
                                               --------   --------   ------     --------
                                                117,516     21,936    4,196       99,776
                                               --------   --------   ------     --------

Expenses:
 Net losses and loss adjustment expenses ...     (7,451)   (15,030)                7,579
 Net commissions, brokerage and other
 underwriting ..............................     61,312      3,142                58,170
 Interest expense ..........................      4,103         --                 4,103
 Amortization of goodwill and intangibles ..     16,853     13,952                 2,901
 Other .....................................      2,448         --                 2,448
                                               --------   --------   ------     --------
                                                 77,265      2,064                75,201
                                               --------   --------   ------     --------

Income before income taxes .................     40,251     19,872    4,196       24,575
Income taxes ...............................     19,721     11,215    1,469(c)     9,975
                                               --------   --------   ------     --------
Net income .................................   $ 20,530   $  8,657   $2,727     $ 14,600
                                               ========   ========   ======     ========







Weighted average shares outstanding:
 Primary ...................................     15,404                           15,404
                                              =========                         ========
 Fully Diluted .............................     15,917                           15,917
                                              =========                         ========

Earnings per share:
 Primary ...................................   $   1.33                         $    .95
                                              =========                         ========
 Fully Diluted .............................   $   1.29                         $    .92
                                              =========                         ========

______________________________

(a)  To eliminate the operations of UCHC for the entire period.
(b) To reflect the investment of the net proceeds from the sale of UCHC, assuming a yield of 5.5%.
(c) To reflect the tax effect of pro forma adjustments, calculated at the statutory rate of 35%.

                    CAPSURE HOLDINGS CORP. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                   FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                  (UNAUDITED)
                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)




                                                               Pro Forma
                                                              Adjustments
                                                          -------------------
                                              Historical  UCHC (a)    Other    Pro Forma
                                              ----------  --------  ---------  ---------
Revenues:
 Net earned premiums .......................     $23,349   $1,972    $            $21,377
 Net investment income .....................       5,034    2,262     1,107(b)      3,879
 Net investment gains ......................         523      297                     226
 Other income ..............................           1       --                       1
                                                 -------   ------    ------       -------
                                                  28,907    4,531     1,107        25,483
                                                 -------   ------    ------       -------

Expenses:
 Net losses and loss adjustment expenses ...       3,396      431                   2,965
 Net commissions, brokerage and other
  underwriting .............................      14,756      (83)                 14,839
 Interest expense ..........................         506       --                     506
 Amortization of goodwill and intangibles ..         713       --                     713
 Other .....................................         619       --                     619
                                                 -------   ------    ------       -------
                                                  19,990      348                  19,642
                                                 -------   ------    ------       -------
Income before income taxes .................       8,917    4,183     1,107         5,841
Income taxes ...............................       3,397    1,487       387(c)      2,297
                                                 -------   ------    ------       -------
Net income .................................     $ 5,520   $2,696    $  720       $ 3,544
                                                 =======   ======    ======       =======


Weighted average shares outstanding:
 Primary ...................................      15,906                           15,906
                                                 =======                          =======
 Fully Diluted .............................      15,907                           15,907
                                                 =======                          =======

Earnings per share:
 Primary ...................................     $   .35                          $   .22
                                                 =======                          =======
 Fully Diluted .............................     $   .35                          $   .22
                                                 =======                          =======

______________________________

(a)  To eliminate the operations of UCHC for the entire period.
(b) To reflect the investment of the net proceeds from the sale of UCHC, assuming a yield of 5.5%.
(c) To reflect the tax effect of pro forma adjustments, calculated at the statutory rate of 35%.